UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 13, 2003
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                         TRI CITY BANKSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)


          Wisconsin                      0-9785                 39-1158740
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
           of Incorporation)                              Identification Number)


                   6400 South 27th Street, Oak Creek, WI 53154
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (414) 761-1610
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                                      NONE
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         (Former name or former address, if changed since last report.)



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Item 4

                  Changes in Registrant's Certifying Accountant

(a) On August 13, 2003, the Registrant dismissed Ernst & Young, LLP ("Ernst & Young") as its independent public accountants, effective immediately. The change was made upon the recommendation of the Audit Committee of the Board. Management sought and received proposals from Ernst & Young and other independent public accounting firms. These proposals were submitted to the Registrant's Audit Committee, which recommended Virchow, Krause & Company, LLP as the Registrant's new auditors.

      Ernst & Young's reports on the Registrant's consolidated financial statements for the latest two years ended December 31, 2002 and 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles. During the Registrant's years ended December 31, 2002 and 2001, and subsequent interim periods preceding the dismissal, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the two most recent years and the subsequent interim period through August 13, 2003, there were no reportable events (as described in Regulation S-K Item 304 (a) (1) (v)).

      The registrant has furnished Ernst & Young with a copy of the disclosure contained herein and requested that Ernst & Young furnish to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosure. A copy of such letter dated August 19, 2003 is filed as Exhibit 16 hereto.

(b) On August 13, 2003, the Registrant engaged Virchow, Krause & Company, LLP to audit the Registrant's financial statements for the year ending December 31, 2003. During the Registrant's two most recent years ended December 31, 2002 and 2001, and the subsequent interim period through August 13, 2003, the Registrant did not consult with Virchow, Krause Company, LLP regarding any of the matters or events set forth in Item 304
      (a) (2) (i) or (ii) of Regulation S-K.

Item 7
        Financial Statements Pro Forma Financial Information and Exhibits

Exhibit Number                              Description

     16 Letter dated August 19, 2003 from Ernst & Young LLP to the Securities And Exchange Commission



                                   SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         TRI CITY BANKSHARES CORPORATION
                                  (Registrant)


Date:  August 19, 2003                     By:  /s/ Henry Karbiner, Jr.
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